[LOGO] CMA(R)

CMA MICHIGAN
MUNICIPAL MONEY FUND

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Annual Report

[GRAPHIC OMITTED]

March 31, 1999
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[LOGO] Merrill Lynch

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TO OUR SHAREHOLDERS:
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For the year ended March 31, 1999, CMA Michigan Municipal Money Fund paid shareholders a net annualized yield of 2.78%.* As of March 31, 1999, the Fund's 7-day yield was 2.41%.

Economic Environment

The state of Michigan enjoyed another banner year in terms of employment in 1998. This was evident as the state reported its annual average unemployment rate of 3.8% for the year ended December 31, 1998. The 3.8% rate was four-tenths of a percentage point lower than the average for 1997 and the seventh consecutive annual decrease. This led to a healthy Michigan consumer environment as reflected in a solid 1998 holiday shopping season. Consequently, the Michigan Retailers Association's annual survey stated that 62% of state retailers reported sales gains over last year with increases averaging 8.2%. Moreover, for a second time, Michigan was recognized as the number one location in the country for businesses. This acknowledgement came in the December 1998 issue of Plants, Sites and Parks. The ranking was attributed to the state's efforts to cut taxes and remove burdensome operating regulations.

The state's fiscal 1999 budget also reflects this continued commitment to spending priorities and tax relief. For example, the recommended general fund budget of $8.8 billion amounts to only a 1.9% increase over the current year, the lowest budget increase ever recommended by Governor Engler. The general fund budget incorporates increases of $189 million in spending, primarily in areas of education, public protection and healthcare, and $179 million from previously enacted tax cuts. Through fiscal year 1999, the numerous tax cuts signed into law by Governor Engler will have saved taxpayers $11 billion with approximately $8.5 billion going back to individuals and families and $2.5 billion directly benefiting Michigan job providers. In his 1998 State of the State address, Governor Engler proposed yet another cut in Michigan's personal income tax. This newest proposal would begin in fiscal 2000 and be phased in over the next five years, saving taxpayers $3 billion over this period. Finally, the state's automobile manufacturers continued their impressive performance into the new year. Ford Motor Company sales rose 9.4% in January, beating industry forecasts of a 4% increase, while Daimler Chrysler sales rose a higher-than-expected 19%. Company executives attributed the strength to the persisting low interest rate environment and rising consumer buying power.

Investment Strategy

During the first half of the six-month period ended March 31, 1999, we maintained a slightly bullish investment strategy for CMA Michigan Municipal Money Fund. The basis for this strategy was twofold. First, as the period began, a growing number of economic statistics, which reflected a somewhat weaker domestic economy, increased the probability that the Federal Reserve Board would have to ease monetary policy again. Second, it was our opinion that the expected lack of short-term tax-exempt issuance during this period would cause yields on fixed-rate securities to outperform those on variable-rate demand obligations. Furthermore, as the period progressed, more evidence that problems in world financial markets and economies were worsening caused the yield on the one-year US Treasury bill to trade below 4.0% during

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


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early October 1998. Thus, we continued to increase the Fund's percentage of fixed-rate product when prudent in order to lock in more attractive yields.

The Federal Reserve Board eased monetary policy by lowering the Federal Funds rate from 5.25% to 4.75% with two equal moves of 25 basis points (0.25%) early in the period. However, as 1999 began, it became apparent that previous interest rate cuts had a favorable effect on the world's financial markets and that the probability of a full-blown recession was lessening. Moreover, because of an increasing amount of domestic economic data depicting a robust economy and subdued inflation, we expected the Federal Reserve Board to keep monetary policy on hold for the near term. We also believed that because of traditional cash inflows during January and February, yields on one-year fixed-rate issues would provide little value to extending the portfolio's average maturity significantly.

In view of these factors, we limited our purchase of fixed-rate securities to tax-exempt commercial paper maturing in three monthsBfour months that provided comparable yields. We maintained this slightly bullish posture until the end of the period when we began to increase the Fund's percentage in variable-rate demand obligations in order to seek to take advantage of the expected spike in yields on these issues from cash outflows during tax time. The Fund, which began the period with an average maturity in the 60-day range, concluded the period in the 35-day range. For the six-month period ended March 31, 1999, the state of Michigan's issuance totaled $126.8 million, a significant decrease from the $539.7 million issued during the previous six-month period.

In Conclusion

We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

May 11, 1999

================================================================================

After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on CMA Michigan Municipal Money Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.

================================================================================


2
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CMA MICHIGAN MUNICIPAL MONEY FUND
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Officers and Trustees
Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Robert Harris--Secretary

================================================================================
Gerald M. Richard, Treasurer of CMA Michigan Municipal Money Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.
================================================================================

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive
East Jacksonville, FL 32246-6484
(800) 221-7210*

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IMPORTANT TAX INFORMATION (UNAUDITED)
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All of the net investment income distributions paid daily by CMA Michigan
Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during its taxable year ended March 31, 1999.

Please retain this information for your records.

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].


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CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999                      (IN THOUSANDS)
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
                Face                                                                                             Value
State          Amount                           Issue                                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Michigan--    $12,981   ABN Amro, Munitops Certificates Trust, VRDN, Series 1998-13, 99.2%
                        3.11% due 10/04/2006 (a) ............................................................   $ 12,981
                1,300   Allegan County, Michigan, Intermediate School District, TAN,
                        3.77% due 4/01/1999 .................................................................      1,300
                1,265   Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds, VRDN,
                        Series 1997-A, 3% due 2/01/2027 (a) .................................................      1,265
                  890   Bedford Township, Michigan, Economic Development Corporation (Form-Tech
                        Steel Inc. Project), VRDN, AMT, 3.20% due 3/01/2010 (a) .............................        890
                4,225   Berrien County, Michigan, EDR (Arlington Corp. Project), VRDN, AMT, 3.20%
                        due 9/01/2016 (a) ...................................................................      4,225
                4,600   Bruce Township, Michigan, Hospital Finance Authority, Health Care System
                        Revenue Refunding Bonds (Sisters of Charity--Saint Joseph), VRDN, Series B,
                        2.90% due 5/01/2018 (a)(d) ..........................................................      4,600
                        Chippewa Valley, Michigan, Schools:
                1,500     GO, 8.10% due 5/01/1999 ...........................................................      1,506
                7,000     SAN, 3.75% due 8/20/1999 ..........................................................      7,009
                  900   Crestwood, Michigan, School District, SAN, 3.70% due 8/30/1999 ......................        901
                  910   Dearborn, Michigan, Civic Center, GO, 6% due 6/01/1999 (d) ..........................        914
                  200   Delta County, Michigan, Economic Development Corp., Environmental
                        Improvement Revenue Refunding Bonds (Mead Escanaba Paper), DATES,
                        Series F, 2.90% due 12/01/2013 (a) ..................................................        200
                        Detroit, Michigan, City School District GO:
                2,010     Series B, 4% due 5/01/1999 ........................................................      2,012
                8,000     State School Aid Notes, 4.50% due 7/01/1999 .......................................      8,017
                5,000   Detroit, Michigan, Economic Development Corporation Revenue Bonds (Michigan
                        Opera Theatre), VRDN, 2.95% due 3/01/2029 (a) .......................................      5,000
                5,000   Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds, VRDN, Series A,
                        3% due 7/01/2023 (a)(d) .............................................................      5,000
                2,000   Detroit, Michigan, Water Supply System Revenue Bonds, VRDN, MSTR, Series
                        SGB-6, 3.16% due 7/01/2025 (a)(d) ...................................................      2,000
                        Detroit, Michigan, Water Supply System, VRDN (a):
                2,000     MSTR, Series SG-64, 3.07% due 7/01/2025 (d) .......................................      2,000
                9,800     Series A-39, 3.10% due 7/01/2027 ..................................................      9,800
               10,098     Tender Option Certificates, Series BTP-310, 3.20% due 7/01/2022 ...................     10,098
               15,840   Eagle Tax-Exempt Trust, Grand Rapids, Michigan, Sewer System, VRDN,
                        Series 98-2201, 3.15% due 1/01/2022 (a)(c) ..........................................     15,840

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Portfolio Abbreviations for CMA Michigan Municipal Money Fund

AMT   Alternative Minimum Tax (subject to)
CP    Commercial Paper
DATES Daily Adjustable Tax-Exempt Securities
EDR   Economic Development Revenue Bonds
GO    General Obligation Bonds
HDA   Housing Development Authority
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
MSTR  Municipal Securities Trust Receipts
SAN   State Aid Notes
TAN   Tax Anticipation Notes
TEAMS Tax-Exempt Adjustable Municipal Securities
VRDN  Variable Rate Demand Notes


4
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CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)          (IN THOUSANDS)
--------------------------------------------------------------------------------

                Face                                                                                             Value
State          Amount                           Issue                                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Michigan      $ 2,500   East China School District, Michigan, SAN, 3.60% due 6/30/1999 ......................   $  2,502
(continued)     1,600   Eaton, Michigan, Intermediate School District, TAN, 3.84% due 4/01/1999 .............      1,600
                1,145   Farmington Hills, Michigan, Economic Development Corporation, Limited
                        Obligation Revenue Refunding Bonds (Brookfield Building Association), VRDN,
                        3.25% due 11/01/2010 (a) ............................................................      1,145
                1,900   Flint, Michigan, Economic Development Corporation, EDR (Plastics Research),
                        VRDN, AMT, 3.20% due 9/01/2004 (a) ..................................................      1,900
                1,250   Garden City, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                        (Garden City Hospital Obligation), VRDN, Series A, 3.10% due 9/01/2026 (a) ..........      1,250
                2,300   Georgetown Charter Township, Michigan, IDR, Limited Obligation (J&F Steel
                        Corp.), VRDN, AMT, 3.20% due 2/01/2009 (a) ..........................................      2,300
                  530   Grand Rapids, Michigan, EDR, Limited Obligation Refunding Bonds (Calder),
                        VRDN, Series A, 3% due 10/01/2011 (a) ...............................................        530
                3,325   Grand Rapids, Michigan, Economic Development Corporation, EDR, Refunding
                        (Amway Hotel Corp. Project), VRDN, Series B, 3.10% due 8/01/2017 (a) ................      3,325
                2,425   Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                        AMT, 3.15% due 7/01/2009 (a) ........................................................      2,425
                2,000   Holly, Michigan, Area School District, SAN, 4.10% due 8/26/1999 .....................      2,002
                        Jackson, Michigan, Public Schools, GO, SAN:
                1,830     Series A, 3.30% due 8/25/1999 .....................................................      1,832
                5,500     Series B, 4.25% due 7/02/1999 .....................................................      5,508
                  685   Lenawee County, Michigan, Economic Development Corporation, Limited
                        Obligation Revenue Bonds (The Wyatt Project), VRDN, AMT, 3.25% due 5/01/2002 (a) ....        685
                  800   Lewis Cass Intermediate School District, Michigan, Special Education, TAN,
                        4.10% due 4/06/1999 .................................................................        800
                1,100   Manchester, Michigan, Community Schools, SAN, 4.01% due 8/11/1999 ...................      1,101
                  975   Marquette County, Michigan, Economic Development Corporation, Limited
                        Obligation Revenue Bonds (Pioneer Labs Inc. Project), VRDN, AMT, Series A,
                        3.35% due 6/01/2012 (a) .............................................................        975
                  835   Michigan Higher Education Facilities Authority, Limited Obligation Revenue
                        Bonds (Davenport Project), VRDN, 3.05% due 3/01/2027 (a) ............................        835
                  550   Michigan Municipal Bond Authority Revenue Bonds, Local Government Loan
                        Program, Series B, 6.90% due 5/01/1999 (c) ..........................................        551
                        Michigan Municipal Bond Authority Revenue Notes:
               24,175     Series B-1, 4.50% due 7/02/1999 ...................................................     24,227
               13,000     Series D-2, 4.25% due 8/27/1999 ...................................................     13,048
               11,450   Michigan State Building Authority, CP, Series 1, 3.15% due 8/05/1999 ................     11,450
                1,500   Michigan State Building Authority, Revenue Refunding Bonds, Facilities
                        Program, Series I, 5.50% due 10/01/1999 (b) .........................................      1,518
                4,000   Michigan State, HDA, CP, 2.70% due 6/18/1999 ........................................      4,000


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CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)          (IN THOUSANDS)
--------------------------------------------------------------------------------

                Face                                                                                             Value
State          Amount                           Issue                                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Michigan                Michigan State, HDA, Limited Obligation Revenue Bonds (a):
(continued)   $ 1,200     (Laurel Valley), TEAMS, 3% due 12/01/2007 .........................................   $  1,200
                4,000     (Sand Creek Apartments, Phase I Project), VRDN, AMT, 3.15% due 1/01/2029 ..........      4,000
                2,000     (Woodland Meadows Project), VRDN, AMT, 3% due 3/01/2013 ...........................      2,000
                        Michigan State, HDA, M/F, CP, Series A:
               11,000     2.70% due 5/13/1999 ...............................................................     11,000
                6,645     3.15% due 7/22/1999 ...............................................................      6,645
                3,005     3.20% due 7/22/1999 ...............................................................      3,005
                6,800   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, VRDN, Series
                        B, 3% due 4/01/2019 (a) .............................................................      6,800
                6,000   Michigan State Strategic Fund, IDR (Norcor Manufacturing Project), VRDN,
                        2.95% due 12/01/2000 (a) ............................................................      6,000
                        Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (a):
                2,900     (AACOA Estrusions Inc. Project), AMT, 3.20% due 2/01/2008 .........................      2,900
                7,000     (AVL North America Inc. Project), 3.30% due 4/01/2011 .............................      7,000
                  900     (Adaptive Manufacturing LLC Project), AMT, 3.20% due 8/01/2016 ....................        900
                  830     (Akemi Inc. Project), 3.20% due 3/01/2021 .........................................        830
                1,465     (Applied Textiles Inc. Project), AMT, 3.20% due 7/01/2008 .........................      1,465
                3,000     (Automatic Handling Inc. Project), AMT, 3.25% due 7/01/2009 .......................      3,000
                  425     (BBPV Project), AMT, Series A-2, 3.55% due 1/01/2014 ..............................        425
                1,355     (BCM&N Project), AMT, 3.15% due 6/01/2020 .........................................      1,355
                2,385     (Baron Drawn Steel), AMT, 3.25% due 12/01/2006 ....................................      2,385
                3,500     (CAMAC LLC Project), AMT, 3.10% due 8/01/2028 .....................................      3,500
                1,380     (Chambers Enterprises II Project), 3.20% due 11/01/2018 ...........................      1,380
                2,500     (Cincinnati Milacron Inc. Project), AMT, 3.25% due 4/15/2005 ......................      2,500
                2,600     (Dott Industries Inc. Project), AMT, 3.20% due 6/01/2001 ..........................      2,600
                1,500     (Gollin Block & Supply Co.), AMT, 3.35% due 7/01/2012 .............................      1,500
                1,225     (Hercules Drawn Steel Project), AMT, 3.20% due 8/01/2006 ..........................      1,225
                1,380     (Inalfa-Hollandia Inc. Project), AMT, 3.20% due 5/01/2016 .........................      1,380
                2,000     (Ingersoll CM Systems Inc. Project), AMT, 3.20% due 12/01/2011 ....................      2,000
                5,200     (Karona Inc. Project), AMT, 3.25% due 12/01/2015 ..................................      5,200
                2,940     (Monarch Hydraulics Inc. Project), AMT, 3.20% due 7/01/2016 .......................      2,940
                4,000     (Norbert Industries Inc. Project), AMT, 3.35% due 4/01/2006 .......................      4,000
                  900     (Northern Pure Ice Co. Project), AMT, 3.35% due 3/01/2015 .........................        900
                  915     (Nuvar Properties LLC Project), AMT, 3.20% due 7/01/2026 ..........................        915
                2,300     (Park Realty LLC), AMT, Series A, 3.20% due 9/01/2026 .............................      2,300
                  865     (Perfection Steel Inc. Project), 3.20% due 3/01/2002 ..............................        865
                4,855     (Pioneer Metal Finishing Project), AMT, 3.20% due 11/01/2008 ......................      4,855
                1,925     (R.H. Wyner Association Inc. Project), AMT, 3.10% due 10/01/2026 ..................      1,925
                5,970     (Riverwalk Properties LLC Project), AMT, 3.20% due 8/01/2021 ......................      5,970
                  350     Series C-4, 3.55% due 1/01/2009 ...................................................        350
                1,175     (TEI Investments LLC), AMT, 3.20% due 2/01/2022 ...................................      1,175
                2,000     (Team Industries Inc. Project), AMT, 3.40% due 3/01/2023 ..........................      2,000
                3,975     (Temperance Enterprises Company), AMT, 3.25% due 8/01/2011 ........................      3,975
                1,340     (Tom Miller Inc. Project), AMT, 3.15% due 12/01/2009 ..............................      1,340
                2,400     (Universal Tube Inc. Project), AMT, 3.20% due 8/01/2011 ...........................      2,400
                2,000     (WDKK Development LLC Project), 3.20% due 1/01/2024 ...............................      2,000
                3,500     (Waltec American Forgings), AMT, 3.20% due 10/01/2009 .............................      3,500
                  400     (Whitehall Industries), AMT, Series A-6, 3.55% due 1/01/2014 ......................        400


6
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CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)          (IN THOUSANDS)
--------------------------------------------------------------------------------

                Face                                                                                             Value
State          Amount                           Issue                                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Michigan                Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds, VRDN (a):
(concluded)   $   900     (Grandview Plaza Project), AMT, 3.25% due 12/15/2010 ..............................   $    900
                4,850     (Lake Shore Inc.), AMT, 3.20% due 11/01/2019 ......................................      4,850
                  385     (Park Village Pines Project), 3% due 5/01/2006 ....................................        385
                1,905   Muskegon County, Michigan, Economic Development Corporation, Limited
                        Obligation Revenue Refunding Bonds (Baker College), VRDN, 3.05% due 12/01/2021 (a) ..      1,905
                4,300   Oakland County, Michigan, Economic Development Corporation, Limited
                        Obligation Revenue Bonds (V& M Corporation Project), VRDN, AMT,
                        3.20% due 9/01/2018 (a) .............................................................      4,300
                  500   Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                        (William Beaumont Hospital), VRDN, Series L, 3.05% due 1/01/2027 (a) ................        500
                6,700   University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                        3% due 12/01/2027 (a) ...............................................................      6,700
                        University of Michigan, University Hospital Revenue Refunding Bonds, VRDN (a):
                9,330     Series A, 3% due 12/01/2019 .......................................................      9,330
                8,100     Series A-2, 3% due 12/01/2024 .....................................................      8,100
               19,925   University of Michigan, University Revenue Bonds (Medical Service Plan),
                        VRDN, Series A, 3% due 12/01/2027 (a) ...............................................     19,925
                9,100   University of Michigan, University Revenue Refunding Bonds (Medical Service
                        Plan), VRDN, Series A-1, 3% due 12/01/2021 (a) ......................................      9,100
                8,000   Walled Lake, Michigan, Consolidated School District, MSTR, GO, VRDN, Series
                        SGA-68, 3.05% due 5/01/2022 (a)(d) ..................................................      8,000
                6,725   Wayne Charter County, Michigan, Airport Revenue Refunding Bonds (Detroit
                        Metropolitan County), VRDN, AMT, Series A, 3.05% due 12/01/2016 (a) .................      6,725
                4,000   Wayne County, Michigan, Community College, Community College Notes, GO, 4%
                        due 4/01/1999 .......................................................................      4,000
                  690   Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                        Bonds (Family One Inc. Project), VRDN, AMT, 3.20% due 11/01/2019 (a) ................        690
------------------------------------------------------------------------------------------------------------------------
                        Total Investments (Cost--$390,482*)C99.2% ...........................................    390,482
                        Other Assets Less Liabilities--0.8% .................................................      3,130
                                                                                                                --------
                        Net Assets--100.0% ..................................................................   $393,612
                                                                                                                ========
------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1999.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
  *   Cost for Federal income tax purposes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1999
--------------------------------------------------------------------------------

Assets:

Investments, at value (identified cost--
$390,482,129) (Note 1a) .......................                   $ 390,482,129
Cash ..........................................                          87,624
Interest receivable ...........................                       3,424,952
Prepaid registration fees and other assets
(Note 1d) .....................................                           3,651
                                                                  -------------
Total assets ..................................                     393,998,356
                                                                  -------------

Liabilities:
Payables:
Investment adviser (Note 2) ...................     $   180,989
Distributor (Note 2) ..........................         116,082
Dividends to shareholders (Note 1e) ...........             169
Beneficial interest redeemed ..................              29         297,269
                                                    -----------
Accrued expenses and other liabilities ........                          88,880
                                                                  -------------
Total liabilities .............................                         386,149
                                                                  -------------
Net Assets ....................................                   $ 393,612,207
                                                                  =============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par
value, unlimited number of shares
authorized ....................................                   $  39,368,996
Paid-in capital in excess of par ..............                     354,320,962
Accumulated realized capital losses--net
(Note 4) ......................................                         (77,751)
                                                                  -------------
Net Assets--Equivalent to $1.00 per share
based on 393,689,958 shares of beneficial
interest outstanding ..........................                   $ 393,612,207
                                                                  =============

See Notes to Financial Statements.

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CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 199998
--------------------------------------------------------------------------------

Investment Income (Note 1c):
Interest and amortization of premium
and discount earned ...........................                   $  12,371,699

Expenses:
Investment advisory fees (Note 2) .............     $ 1,806,214
Distribution fees (Note 2) ....................         450,367
Registration fees (Note 1d) ...................          67,071
Accounting services (Note 2) ..................          58,678
Transfer agent fees (Note 2) ..................          57,327
Professional fees .............................          55,618
Custodian fees ................................          32,917
Printing and shareholder reports ..............          19,866
Pricing fees ..................................           9,511
Trustees' fees and expenses ...................           2,196
Other .........................................           3,859
                                                    -----------
Total expenses ................................                       2,563,624
                                                                  -------------
Investment income--net ........................                       9,808,075
Realized Gain on Investments--Net
(Note 1c) .....................................                          77,625
                                                                  -------------
Net Increase in Net Assets Resulting
from Operations ...............................                   $   9,885,700
                                                                  =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                 For the Year Ended March 31,
                                             -----------------------------------
Increase (Decrease) in Net Assets:                 1999               1998
--------------------------------------------------------------------------------
Operations:
Investment income--net ...................   $     9,808,075    $     8,565,688
Realized gain (loss) on investments--net .            77,625             (5,036)
                                             ---------------    ---------------
Net increase in net assets resulting
from operations ..........................         9,885,700          8,560,652
                                             ---------------    ---------------
Dividends to Shareholders (Note 1e):
Investment income--net ...................        (9,808,075)        (8,565,688)
                                             ---------------    ---------------
Net decrease in net assets resulting from
dividends to shareholders ................        (9,808,075)        (8,565,688)
                                             ---------------    ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares .........     1,485,901,215      1,337,768,909
Net asset value of shares issued to
shareholders in reinvestment of
dividends (Note 1e) ......................         9,807,997          8,565,686
                                             ---------------    ---------------
                                               1,495,709,212      1,346,334,595
Cost of shares redeemed ..................    (1,408,220,996)    (1,313,252,528)
                                             ---------------    ---------------
Net increase in net assets derived from
beneficial interest transactions .........        87,488,216         33,082,067
                                             ---------------    ---------------
Net Assets:
Total increase in net assets .............        87,565,841         33,077,031
Beginning of year ........................       306,046,366        272,969,335
                                             ---------------    ---------------
End of year ..............................   $   393,612,207    $   306,046,366
                                             ===============    ===============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived
from information provided in the financial statements                           For the Year Ended March 31,
                                                              ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              --------     --------     --------     --------     --------
Investment income--net ...................................         .03          .03          .03          .03          .03
Realized gain (loss) on investments--net .................          --+          --+          --+          --+          --+
                                                              --------     --------     --------     --------     --------
Total from investment operations .........................         .03          .03          .03          .03          .03
                                                              --------     --------     --------     --------     --------
Less dividends from investment income--net................        (.03)        (.03)        (.03)        (.03)        (.03)
Net asset value, end of year .............................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ========     ========     ========     ========     ========
Total Investment Return ..................................        2.78%        3.07%        2.90%        3.12%        2.57%
                                                              ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses .................................................         .71%         .71%         .72%         .73%         .73%
                                                              ========     ========     ========     ========     ========
Investment income--net ...................................        2.72%        3.02%        2.84%        3.05%        2.54%
                                                              ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of year (in thousands) ...................    $393,612     $306,046     $272,969     $247,544     $220,171
                                                              ========     ========     ========     ========     ========

+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co"), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1999, the Fund had a net capital loss carryforward of approximately $78,000, of which $39,000 expires in 2003, $32,000 expires in 2005 and $7,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders, CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte &Touche LLP
Princeton, New Jersey
May 12, 1999

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Michigan
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #16056--3/99

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